April 27, 2026 (as amended August 28, 2026)
Summary Prospectus for New Investors in Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C)
Issued by Paragon Separate Account B of
Metropolitan Life Insurance Company
This Summary Prospectus summarizes key features of group flexible premium variable life insurance policies (the “Group Contracts”) and the Certificates issued under the Group Contracts (the “Policies”) of Metropolitan Life Insurance Company (“Metropolitan Life,” “MetLife,” “we,” “our,” “us” or the “Company”).
Before you invest, you should also review the Prospectus for the Policies which contains more information about the Policies’ features, benefits, and risks. You can find this document and other information about the Policies online at https://dfinview.com/metlife/PUFT/MET000234. You can also obtain this information at no cost by calling (800) 756-0124 or by sending an email request to GVULeservice@metlifecommercial.com.
You may cancel your Policy generally within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application for coverage. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Interests in the Separate Account, the Portfolios and the General Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person. MetLife’s obligations under the Policy are subject to its financial strength and claims-paying ability.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None			—
Transaction Charges
You may be subject to transaction charges if you surrender your
Policy or make a partial withdrawal. You also may be charged for other transactions, such as when you make a premium payment, transfer Cash Value between investment options, or exercise your
Accelerated Death Benefit Settlement Option Rider.
Charges and Deductions — Transaction Charges
Ongoing Fees and Expenses (annual charges)
In addition to charges described above, an investment in the Policy is subject to certain ongoing fees and expenses, including a mortality and expense risk charge, a monthly deduction covering the cost of insurance under the Policy, a monthly administrative charge and charges for optional benefits added by rider. Such fees and expenses are set based on characteristics of the Insured (e.g., the age and rate class of the covered person) as well as the Group
characteristics. Please refer to the specifications page of your Policy for applicable rates.

You will also bear expenses associated with the Portfolios available under your Policy, as shown in the following table:
Charges and Deductions –Monthly Deduction Charges and Deductions – Mortality and Expense Risk Charge Charges and Deductions – Portfolio Charges and Expenses
	ANNUAL FEE	MIN	MAX
	Investment options (Portfolio fees and expenses)	0.09%	1.26%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Policy, including loss of principal.			Principal Risks
Not a Short-Term Investment
The Policies are designed to provide insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make
premium payments and you will also pay a transaction fee on partial withdrawals. In addition, withdrawals may be subject to ordinary income tax and tax penalties.
Principal Risks
Risks Associated with Investment Options
An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the
Portfolios available under the Policy. Each investment option
(including any General Account investment option) has its own unique risks. You should review the investment options before making an investment decision.
Principal Risks
Insurance Company Risks
Investments in the Policy are subject to the risks related to
Metropolitan Life, including any obligations (including under any
General Account investment option), guarantees, and benefits of the
Policy, including any death benefit, that are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you.
More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling (800) 756-0124 or visiting: https://www.metlife.com/about-us/corporate-profile/
ratings.
Principal Risks

	RISKS	LOCATION IN PROSPECTUS
Contract Lapse
Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the Cash Surrender Value under your Policy is insufficient to cover the monthly deduction. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences. If the Policy lapses, no death benefit will be paid. A Policy may be reinstated if the conditions for reinstatement are met including the payment of required premiums.
Principal Risks
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
Owners may transfer Cash Value between and among the Divisions and the General Account (if available). At the present time, no charge is assessed against the Cash Value of a Policy when amounts are transferred among the Divisions of the Separate Account and between the Divisions and the General Account (if available), but we reserve the right to impose a charge of $25 to cover
administrative costs incurred in processing any transfer in excess of
12 in a Policy Year. We have limits on the amount that may be allocated and transferred to the General Account (the “maximum allocation percentage”). The initial General Account maximum allocation percentage is shown on the Policy’s specifications page, and we may change this percentage from time to time.
The total amount of transfers and withdrawals from the General
Account in a Policy Year may not exceed the greater of: (i) the
Policy’s Cash Surrender Value in the General Account at the
beginning of the Policy Year, multiplied by the withdrawal
percentage limit shown on the Policy’s specifications page; or (ii)
the previous Policy Year’s General Account maximum withdrawal amount. We are not currently enforcing this restriction for partial withdrawals. Restrictions may apply to frequent transfers. The
General Account may not be available under your Policy. You should check with your Employer as to whether the General Account is available under your Policy.
Metropolitan Life reserves the right to remove or substitute
Portfolios as investment options that are available under the Policy.
Policy Benefits – Transfers
Optional Benefits
Benefit availability is subject to your Employer making the rider available. Depending upon your Employer’s requirements, certain
Policy benefits may only be able to be added to in force Policies during the Employer’s annual enrollment. With respect to the dependent life benefits (child coverage or Spouse coverage), depending upon your Employer’s elected benefit, you may also need to be on active status. You should check with your Employer
regarding the availability of benefits and whether you need to be on active status to elect the dependent life benefit coverage (child coverage or Spouse coverage).
Features of the Policy – Additional Benefits and Riders

	TAXES	LOCATION IN PROSPECTUS
Tax Implications
Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.
Withdrawals may be subject to ordinary income tax and may be subject to tax penalties.
Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.
Federal Tax Matters
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your investment professional may receive compensation relating to your ownership of a Policy, both in the form of commissions. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.
Distribution of the Policies
Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing
Policy.
Distribution of the Policies
OVERVIEW OF THE POLICY
Purpose of the Policy
The Policy is designed for use in Employer-sponsored life insurance programs to provide Employees who elect coverage tax deferred accumulation of assets through an investment portfolio and a death benefit and/or other benefits. The Policy may be appropriate for an investor who has a longer time horizon, is not purchasing the Policy for short-term liquidity needs and desires life insurance coverage.
Premium Payments
Where provided by an Employer, the minimum initial premium and the planned premium will be remitted to us by the Employer on your behalf pursuant to a premium payment schedule (the “Payroll Deduction Plan”). You must authorize the amount of the premiums remitted by the Employer. If the Employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations. No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Policy is paid, and the health and other conditions, including eligibility of the Insured described in the application for insurance, must not have changed. The Contractholder or Employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. Every premium payment (other than a planned premium) must be at least $20. We will not accept any premium payment that would cause your total premiums to exceed current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The planned premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. You are not required to pay premiums equal to the planned premium. Premium payments made directly to us should be sent to our Administrative Office. The payment of a given premium will not necessarily guarantee that your Policy will remain in force. Rather, this depends on the Policy’s Cash Surrender Value. Insufficient premiums may result in lapse of the Policy. Premiums may be allocated among the Divisions and the General Account (if available). If you terminate your participation in optional benefits which have allocations to specific Divisions, you will remain invested in the same Divisions until you request allocations to different Divisions. Additional information about each Portfolio including its Portfolio type, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Policy
The Policy has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Standard Death Benefit. We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured’s death, or to you, before the Insured’s death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions and any benefits paid under the Accelerated Death Benefit Settlement Option Rider as of the end of the Valuation Period that includes the date of the Insured’s death.
You may choose between two standard death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the end of the Valuation Period that includes the Insured’s date of death.
●
Death Benefit Option A is a “Level Type” death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.
●
Death Benefit Option B is an “Increasing Type” death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and Employer-sponsored programs.
So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. federal income tax rules, as in effect on the date the Policy was issued.
Surrenders. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.
Partial Withdrawals. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).
Transfers. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account and the General Account, if available. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first two years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Owners.
Loans. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account and/or the General Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.
Additional Benefits and Riders. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. These are the Waiver of Monthly Deductions Rider, Children’s Life Insurance Rider, Spouse’s Life Insurance coverage, Accelerated Death Benefit Settlement Option Rider, Will Preparation Service Rider, Estate Resolution Services Rider, Digital Estate Planning Rider, Bereavement Services Rider, Grief Counseling Services Rider and Funeral Services Rider. These benefits and riders may not be available in all states and some Group Contracts or Employer-sponsored insurance programs may not offer certain riders. Please contact us at our Administrative Office for further details.
STANDARD DEATH BENEFITS
Standard Death Benefit
As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured’s death, (ii) instructions on how to pay the proceeds, and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner’s estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the Employer-sponsored insurance program, or an Employee’s employment.
Death benefit proceeds equal:
●
the death benefit (described below); plus
●
any additional insurance provided by rider; minus
●
any unpaid monthly deductions; minus
●
any outstanding Indebtedness.
An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.
If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.
Payment of the Death Benefit
Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive proof of the Insured’s death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. The death benefit will be reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.
We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Policy’s death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account (if the death proceeds meet the required minimum). The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.
Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of two to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designation, including complete names and complete contact information, if and as it changes. You should contact our Administrative Office in order to make a change to your Beneficiary designation.
Standard Death Benefit Options
The Policy provides two death benefit options: a “Level Type” death benefit (“Option A”) and an “Increasing Type” death benefit (“Option B”). Under certain Group Contracts and Employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured’s death.
Under Option A, the death benefit is:
●
the current Face Amount of the Policy or; if greater,
●
the applicable percentage of Cash Value on the date of death.
The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured’s death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.
Under Option B, the death benefit is:
●
the current Face Amount plus the Cash Value of the Policy or; if greater,
●
the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.
Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have favorable investment performance reflected in lower cost of insurance charges for the same Face Amount generally should select Option A.
The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).
Changing Death Benefit Options
After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made to our Administrative Office in writing. The Effective Date of such a change will be the Monthly Anniversary on or following the date we receive the change request. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase.
Changing the death benefit option may result in a change in Face Amount. If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the Effective Date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.
If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the Effective Date of change. We will not impose any charges in connection with a change in death benefit option. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.
Changing Face Amount
You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit the number of changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.
Face Amount Increases. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the Effective Date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy. The maximum Face Amount varies by Group Contract. However, in connection with a particular Group Contract or Employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or Employer-sponsored insurance program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.
Face Amount Decreases. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements. A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges.
OTHER BENEFITS AVAILABLE UNDER THE POLICY
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found under “Additional Information About Fees”. We currently offer the following riders under the Policy, subject to state availability:
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Waiver of Monthly Deductions Rider	This rider provides for the waiver of monthly deductions while the Insured is totally disabled, including cost of insurance and monthly Policy expense charges, upon proof of disability.	Standard
The rider is standard if
elected by the Employer at
the group level. There is no
individual election at the
Employee level, and the
Employee may not terminate
the benefit. You should ask
your Employer if this benefit
is included.

The Insured must have
become disabled before age
65.

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Children’s Life Insurance Rider	This rider provides term insurance in an amount selected at issue upon proof of death for any insured child.	Optional
You may choose to add this
benefit if your Employer
makes the benefit available.
Depending upon your
Employer’s elected rider
benefit, you may also need to
be on active status. You
should ask your Employer if
this benefit is included and
whether you need to be on
active status in order to elect
it.

Coverage applied for after
Policy issue may be subject to
underwriting.

Spouse’s Life Insurance Benefit	This benefit provides insurance in an amount selected at issue upon proof of death of the Insured’s Spouse.	Optional
You may choose to add this
benefit if your Employer
makes the benefit available.
Depending upon your
Employer’s elected rider
benefit, you may also need to
be on active status. You
should ask your Employer if
this benefit is included and
whether you need to be on
active status in order to elect
it.

Coverage applied for after
Policy issue may be subject to
underwriting.

Accelerated Death Benefit Settlement Option Rider	Under this rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill.	Standard
The rider is standard if
elected by the Employer at
the group level. There is no
individual election at the
Employee level, and the
Employee may not terminate
the benefit. You should ask
your Employer if this benefit
is included.

Payment under this rider may
affect eligibility for benefits
under state or federal law.

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Will Preparation Service Rider	MetLife makes a will preparation service available to you (subject to state variations).	Standard	The rider is standard unless your Employer decides not to make it available. The will preparation service is made available through a MetLife affiliate.
Estate Resolution Services Rider	This benefit provides certain probate services in the event you or your Spouse dies (subject to state variations).	Standard	The rider is standard unless your Employer decides not to make it available. The probate services are made available through a MetLife affiliate.
Digital Estate Planning Rider	MetLife makes a Digital Estate Planning Platform available to you (subject to state variations).	Standard	The rider is standard unless your Employer decides not to make it available. The Digital Estate Planning Platform is made available through a MetLife affiliate.
Bereavement Services Rider	This benefit provides certain bereavement services to beneficiaries.	Standard	The rider is standard unless your Employer decides not to make it available. The bereavement services are made available by a third- party provider.
Grief Counseling Services Rider	This benefit provides certain grief counseling services to beneficiaries.	Standard	The rider is standard unless your Employer decides not to make it available. The grief counseling services are made available by a third-party provider.
Funeral Services Rider	This benefit provides certain funeral services to you, your Spouse and children	Standard	The rider is standard unless your Employer decides not to make it available. The funeral services are made available by a third-party provider.
Dollar Cost Averaging	Allows you to automatically transfer from the DWS Government Money Market VIP Division to other Divisions a predetermined amount of money over a specified period of time.	Standard	You may not elect both Dollar Cost Averaging and Automatic Rebalancing at the same time.

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Annual Automatic Portfolio Rebalancing	Allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify.	Standard	You may not elect both Dollar Cost Averaging and Automatic Rebalancing at the same time.

BUYING THE POLICY
Premiums
Minimum Initial Premium
No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the Insured described in the application for insurance, must not have changed. The Contractholder or Employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. You are not required to pay premiums equal to the planned annual premium.
We will apply minimum the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. Premiums will be “received” on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern Time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy.
If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.
Premium Flexibility
After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with Employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring Employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring Employer and us. The Owner must authorize the amount of the premiums paid by the Contractholder or sponsoring Employer. Please note that if the Contractholder or sponsoring Employer does not remit premiums on a timely basis in accordance with the planned premium payment schedule, you may not participate in investment experience under the Policy until the premium has been received and credited to the Policy in accordance with our established administrative procedures. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. Rather, this depends on the Policy’s Cash

Surrender Value. If the Cash Surrender Value on any monthly anniversary is less than the monthly deduction you will need to make a premium payment within the grace period to cover the monthly deduction.
An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.
Continuance of Insurance Under Certain Group Contracts
Failure of the Contractholder or sponsoring Employer to pay the planned premium payments authorized by its Employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the Employee’s employment with the Contractholder or sponsoring Employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.
Premium Limitations
Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.
We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The aggregate premiums allowable will be lower for Individual Policies or Certificates with an Effective Date of January 1, 2009 or later, due to the changes in the calculation of insurance rates after that date. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.
Modified Endowment Contracts
Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts (“MECs”), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy Year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. In addition, we will notify you if your Policy becomes a MEC for any other reason and you may request that we refund any premium received that would cause the Policy to become a MEC, increase your face amount so that the Policy does not become a MEC or acknowledge that you want your Policy to become a MEC.

Allocation of Net Premiums and Cash Value
When you apply for a Policy, you give us instructions to allocate your Net Premiums to one or more Divisions of the Separate Account and/or, if available, the General Account. If you fail to provide allocation instructions, we may allocate your Net Premiums as described in the application. We will allocate your Net Premiums according to the following rules:
●
The minimum percentage of any allocation to an investment option is 10 percent of the Net Premium.
●
Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
●
The initial Net Premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
●
We will allocate Net Premiums (after the initial Net Premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.
●
You may change the allocation instructions for additional Net Premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
●
There are limitations on the amount of Net Premium that may be allocated to the General Account.
Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. Investment performance will affect the Policy’s Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.
If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.
HOW YOUR POLICY CAN LAPSE
Lapse
A Policy may enter a 62-day grace period and possibly lapse (terminate without value or death benefit) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.
We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

Reinstatement
Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee’s employment during the reinstatement period.
Reinstatement is subject to the following conditions:
●
Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
●
Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
●
Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.
If you meet the requirements to reinstate a lapsed Policy, your Face Amount will be reinstated to the amount in effect immediately prior to the lapse. If you reinstate a lapsed Policy and elect to reinstate any Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the Net Premiums paid at reinstatement and any loans paid at the time of reinstatement.
If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The Effective Date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date. If the Group Contract was issued before January 1, 2009, the guaranteed cost of insurance rates for the new Policy will be based on the 1980 Commissioners Standard Ordinary Mortality Table C. If the Group Contract was issued on or after January 1, 2009, the guaranteed cost of insurance rates will be based on the 2001 Commissioners Standard Ordinary Male Mortality Table.
MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR POLICY
Surrender and Partial Withdrawals
During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.
Surrender. You may surrender the Policy by sending a written request, on a form provided by us, by mail, email or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy upon request.
Upon surrender, we will pay to you the Cash Surrender Value on the Valuation Day the surrender request is received in good order. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.
Partial Withdrawals. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing on a form provided by us (by mail, email or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.
The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy’s Cash Value in that Division and/or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. Subject to the above conditions, you may allocate the amount withdrawn among the Divisions and the General Account, if available. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions and/or the General Account on a pro-rata basis (that is, based on the proportion that the Policy’s Cash Value in each Division and/or the General Account bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Division and/or in the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions and/or the General Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division and in the General Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.
A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a “tax corridor” under either Option A or Option B, that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.
ADDITIONAL INFORMATION ABOUT FEES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Contractholder (Employer) chooses which charges, Group A,

Group B or Group C, will apply to the Policies issued to the Employees of the Employer. Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer Cash Value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Maximum Amount Deducted
Maximum Premium Expense Charge (load)
●For Policies issued under Group Contracts	Upon Receipt of Premium Payment	1.00% of each Premium payment
●For Policies treated as individual contracts under Omnibus Budget Reconciliation Act of 1990		2.00% of each Premium payment
Premium Tax Charge	Upon Receipt of Premium Payment	Group A	Group B	Group C
		2.25%	2.25%	No explicit charge (1)
Partial Withdrawal Charge	Upon each partial withdrawal from the Policy	$25(2)
Transfer Charge	Upon transfer in excess of 12 in a Policy Year	$25 per transfer(3)
Accelerated Death Benefit Settlement Option Rider Administrative Charge	At the time an accelerated death benefit is paid	$100(3)
(1)
For Policies issued under a Group C charge structure, the premium tax charge is not assessed as an explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Policies.
(2)
The partial withdrawal charge is equal to the lesser of $25 or 2% of the amount of the withdrawal.
(3)
We do not currently impose this charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy not including Portfolio fees and expenses.
Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge is Deducted	Maximum Amount Deducted
Base Contract Charges:
Cost of Insurance Charge(3)	Group Contracts issued before 1/1/09(1)	Group Contracts issued on and after 1/1/09(2)
●Minimum and Maximum Charge	Monthly	$0.15 to $31.31 per $1,000 of net amount at risk	$0.30 to $83.33 per $1,000 of net amount at risk
●Charge for a Representative Insured(4)	$0.45 per $1,000 of net amount at risk	$0.92 per $1,000 of net amount at risk
Administrative Charge(5)	Monthly	Group A	Group B	Group C
$6.00	No explicit charge(6)	No explicit charge(6)

Charge	When Charge is Deducted	Maximum Amount Deducted
Mortality and Expense Risk Charge (7)	Daily	0.90% (annually) of the net assets of each Division of the Separate Account
Loan Interest Spread(8)	Annually	3.0%
Optional Benefit Charges:
Waiver of Monthly Deductions Rider(9), (10)	Monthly	Group Contracts Issued Before 1/1/04	Group Contracts Issued 1/1/04- 12/31/08	Group Contracts, Issued On Or After 1/1/09
●Minimum and Maximum Charge	Monthly	$0.01 to $0.24 per $1.00 of waived monthly deduction	$0.02 to $3.76 per $1,000 of net amount at risk	$0.06 to $0.31 per $1,000 of net amount at risk
●Charge for a Representative Insured(4)		$0.07 per $1.00 of waived monthly deduction	$0.00 per $1,000 of net amount at risk	$0.00 per $1,000 of net amount at risk
Children’s Life Insurance Rider	Monthly	$0.41 per $1,000 of coverage
Spouse’s Life Insurance Benefit(9), (11)
●Minimum and Maximum Charge	Monthly	$0.15 to $83.33 per $1,000 of net amount at risk
●Charge for a Representative Insured(12)		$0.92 per $1,000 of net amount at risk
(1)
Also applies to Individual Policies issued under an Employer-sponsored insurance program established before 1/1/09.
(2)
Also applies to Individual Policies issued under an Employer-sponsored insurance program established on or after 1/1/09.
(3)
Cost of insurance charges vary based on the Insured’s Attained Age and rate class. The cost of insurance charge will also vary depending on which charge structure the Contractholder has chosen for the Policies. The cost of insurance charge is greater for participants in a Group Contract that uses a Group B or Group C charge structure than those in a Group Contract that uses a Group A charge structure. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
(4)
A representative Insured is a person with an attained age of 45, actively at work.
(5)
The maximum administrative charge we can apply to any Policy can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
(6)
For Policies issued under a Group B or Group C charge structure, the administrative charge is not assessed as an explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Policies.
(7)
The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
(8)
The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%.
(9)
Charges for this rider vary based on the Insured's individual characteristics. The rider charges shown in the table may not be representative of the charge that you will pay. Your Policy will indicate the charges applicable to your Policy. More detailed information concerning your charges is available on request from our Administrative Office.
(10)
Generally, the charge under this rider is assessed per $1.00 of the waived monthly deduction for Certificates under Group Contracts or Individual Policies issued before January 1, 2004. Generally for Certificates under Group Contracts or Individual Policies issued on or after January 1, 2004, the maximum charge for this rider does not increase the maximum charge outlined under the maximum charge of the Cost of Insurance Charge. Similarly, for Certificates under Group Contracts or Individual Policies issued on or after January 1, 2004, the charge for a representative insured is generally also $0.00 per $1,000 of the net amount at risk because the charge is included in the current Cost of Insurance Charge.
(11)
The Spouse’s Life Insurance Benefit can be provided by rider or by a separate Policy, depending upon what is available under your Group. The charges shown reflect the charges that apply to a Spouse Policy. For a Spouse rider, the minimum and maximum charge is $0.15 to $83.33 per $1,000 of coverage and the Charge for a representative insured is $0.92 per $1,000 of coverage.
(12)
For Spouse’s Life Insurance Benefit, a representative Insured is an Employee’s Spouse that has an attained age of 45.
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses, may be found in Appendix A at the back of this document.
Annual Portfolio Expenses
	Minimum	Maximum
Annual Portfolio Expenses (as a percentage of average net assets) (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.09%	1.26%

GLOSSARY
Administrative Office – The service office of the Company. The mailing address is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St. Louis, MO 63141. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, by facsimile (also referred to as “fax”), email or through the Internet. You may also contact us for information at (800) 756-0124.
Attained Age – The Issue Age of the Insured plus the number of completed Policy Years.
Associated Companies – The companies listed in a Group Contract’s specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.
Beneficiary – The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured’s death. A Beneficiary may be changed as set forth in the Policy and this Prospectus. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.
Cash Value – The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account (if available), and in the Loan Account.
Cash Surrender Value – The Cash Value of a Policy on the date of surrender, less any Indebtedness, any accrued and unpaid monthly deduction and any applicable transaction charge.
Certificate – A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner’s rights and benefits.
Contractholder – The Employer, association, sponsoring organization or trust that is issued a Group Contract.
Division – A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Portfolio.
Effective Date – The actual date coverage shall take effect which will be on or after the Issue Date.
Employee – A person who is employed and paid for services by an Employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an Employer at least 30 hours per week. MetLife may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an Employee with a sponsoring Employer. An Employee may include a partner in a partnership if the Employer is a partnership.
Employer – The employer, association, or sponsoring organization that is issued a Group Policy.
Face Amount – The minimum death benefit under the Policy so long as the Policy remains in force.
Fund – An underlying mutual fund in which the Separate Account assets are invested.
General Account – The Policy option where your money earns annual interest at a rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Contract, which in no event will be lower than 4% (3% if the General Account is first made available under the Policy from May 1, 2011 through June 30, 2016 and 1.5% if the General Account is first made available on and after July 1, 2016). We may credit higher rates of interest, but are not obligated to do so. This may not be available on all Policies as an option. You should check with your Employer as to whether the General Account is available under your Policy. The General Account is part of the Company’s general account.
Group Contract – A group flexible premium variable life insurance contract issued to the Contractholder by the Company.
Indebtedness – The sum of all unpaid Policy Loans and accrued interest charged on loans.
Individual Insurance – Insurance provided under a Group Contract or under an Individual Policy issued in connection with an Employer-sponsored insurance program on an Employee or an Employee’s Spouse.
Insured – The person whose life is insured under a Policy. The term may include both an Employee and an Employee’s Spouse.
Investment Start Date – The date the initial premium is applied to the General Account and/or to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at our Administrative Office.
Issue Age – The Insured’s Age as of the date the Policy is issued.
Issue Date – The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.
Loan Account – The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company’s general account assets.
Loan Value – The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.
Maturity Date – The Policy Anniversary on which the Insured reaches Attained Age 95.
Monthly Anniversary – The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.
Net Premium – The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy and, for Policies with Group A or Group B charge structure, any charge for premium taxes.
Owner (or you) – The Owner of a Policy, as designated in the application or as subsequently changed.
Policy – Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the Employee or on the Employee’s Spouse.
Policy Anniversary – The same date each year as the Issue Date.
Policy Month – A month beginning on the Monthly Anniversary.
Policy Year – A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Portfolio — A portfolio represents a class (or series) of stock of a Fund in which the Division's assets are invested.
SEC (or the Commission) – The Securities and Exchange Commission.
Separate Account – Paragon Separate Account B, a separate investment account established by the Company to receive and invest the Net Premiums paid under the Policy.
Spouse – An Employee’s legal Spouse. The term does not include a Spouse who is legally separated from the Employee.
Valuation Date – Each day that the New York Stock Exchange is open for regular trading.
Valuation Period – The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of the Portfolios currently available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/PUFT/MET000234. You can also request this information at no cost by calling (800) 756-0124 or by sending an email request to GVUL-eservice@metlifecommercial.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
US Equity	All-Cap Opportunities Portfolio* - T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)	0.80%	16.30%	12.22%	16.93%
US Equity	Contrafund® Portfolio - Initial Class Fidelity Management & Research Company LLC	0.54%	21.52%	15.37%	15.78%
International Equity	DWS CROCI® International VIP* - Class A DWS Investment Management Americas Inc.	0.79%	44.90%	10.86%	8.21%
US Fixed Income	DWS Government Money Market VIP - Class A DWS Investment Management Americas Inc.	0.39%	3.96%	2.97%	1.87%
US Equity	Equity-Income Portfolio - Initial Class Fidelity Management & Research Company LLC	0.46%	19.02%	12.51%	11.60%
Target Date	Freedom 2010 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.38%	10.53%	3.15%	5.73%
Target Date	Freedom 2020 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.44%	13.33%	4.84%	7.38%
Target Date	Freedom 2030 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.49%	15.52%	6.25%	8.88%
Target Date	Freedom 2040 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.57%	18.79%	9.01%	10.87%
Target Date	Freedom 2050 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.60%	19.79%	9.43%	11.08%
Target Date	Freedom 2060 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.60%	19.83%	9.44%	—
US Equity	Growth Portfolio - Initial Class Fidelity Management & Research Company LLC	0.55%	14.92%	13.70%	17.45%
US Equity	Index 500 Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: Geode Capital Management, LLC	0.09%	17.78%	14.31%	14.70%
US Fixed Income	Limited-Term Bond Portfolio* - T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)	0.50%	5.71%	2.17%	2.34%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
US Equity	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.30%	12.66%	5.99%	9.55%
Global Equity	MFS® Global Equity Series* - Initial Class Massachusetts Financial Services Company	0.93%	13.59%	5.72%	8.91%
US Equity	MFS® Growth Series* - Initial Class Massachusetts Financial Services Company	0.73%	12.19%	11.10%	15.60%
US Equity	Mid Cap Portfolio - Initial Class Fidelity Management & Research Company LLC	0.55%	11.75%	10.10%	10.59%
Allocation	Moderate Allocation Portfolio* - T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates) Subadviser: T. Rowe Price Hong Kong Limited & T. Rowe Price Investment Management, Inc., T. Rowe Price International Ltd	0.85%	14.50%	5.50%	7.84%
US Fixed Income	Putnam VT High Yield Fund - Class IA Franklin Advisers, Inc. Subadviser: Putnam Investment Management, LLC Franklin Templeton Investment Management Limited	0.71%	8.86%	4.28%	5.94%
US Fixed Income	Putnam VT Income Fund - Class IA Franklin Advisers, Inc. Subadviser: Putnam Investment Management, LLC Franklin Templeton Investment Management Limited	0.57%	7.45%	-0.89%	2.15%
US Equity	Putnam VT Large Cap Growth Fund - Class IA Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc. Franklin Templeton Investment Management Limited	0.62%	14.58%	13.71%	17.95%
US Equity	Putnam VT Large Cap Value Fund - Class IA Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc. Franklin Templeton Investment Management Limited	0.54%	20.66%	15.68%	13.58%
US Equity	Putnam VT Sustainable Leaders Fund - Class IA Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc. Franklin Templeton Investment Management Limited	0.63%	10.99%	10.62%	14.98%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
International Equity	State Street Emerging Markets Enhanced Index Portfolio - Class A (formerly known as SSGA Emerging Markets Enhanced Index Portfolio## - Class A) Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.55%	34.45%	6.31%	—
*
The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
##
Effective April 28, 2025, the SSGA Emerging Markets Enhanced Index Portfolio II (formerly Brighthouse/abrdn Emerging Markets Equity Portfolio) of the Brighthouse Funds Trust I merged with and into the SSGA Emerging Markets Enhanced Index Portfolio of Brighthouse Funds Trust I. Values prior to April 28, 2025 reflect the performance of the SSGA Emerging Markets Enhanced Index Portfolio II.
The fee and expense information regarding the Portfolios was provided by those Portfolios.

To learn more about the Policy, you should read the Prospectus and SAI dated the same date as this Summary Prospectus, which are incorporated herein by reference and are legally a part of this Summary Prospectus. They include additional information about the Policies and the Separate Account. You can find these documents online at dfinview.com/metlife/PUFT/MET000234. For a free copy of the Prospectus and SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy or make inquiries, please call (800) 756-0124, send an email request to GVULeservice@metlifecommercial.com or write to us at our Administrative Office.
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